16TH AMENDMENT TO CREDIT AGREEMENT
                                    AND
                            FORBEARANCE AGREEMENT

	THIS 16TH AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE
AGREEMENT (this "Agreement"), is made and executed as of the 9th day of November, 2001, by and among B.B. WALKER COMPANY, a North Carolina corporation (the "Borrower"), BENDER SHOE COMPANY, a Pennsylvania corporation (the "Guarantor"), and STANDARD FEDERAL BANK NATIONAL ASSOCIATION (f/k/a Michigan National Bank) (as successor in interest to Mellon Bank, N.A.) (the "Lender").

                              RECITALS

A. The Borrower and the Lender are parties to that certain Credit
Agreement, dated as of August 15, 1995, as amended by the First Amendment thereto, dated as of April 15, 1996, the Second Amendment thereto, dated as of October 18, 1996, the Third Amendment thereto, dated as of November 16, 1996, the Fourth Amendment thereto, dated as of March 11, 1997, the Fifth Amendment thereto, dated as of July 8, 1998, the Sixth Amendment thereto, dated as of December 28, 1998, the Seventh Amendment thereto, dated as of June 29, 1999, the Eighth Amendment thereto, dated as of December 31, 1999, the Ninth Amendment thereto, dated as of January 28, 2000, the Tenth Amendment thereto, dated as of June 23, 2000, the Eleventh Amendment thereto, dated as of March 30, 2001, the Twelfth Amendment thereto, dated as of May 31, 2001, the Thirteenth Amendment thereto, dated as of July 16, 2001, the Fourteenth Amendment thereto, dated as of October 12, 2001, and the Fifteenth Amendment thereto, dated as of November 2, 2001 (such Credit Agreement, as previously amended and as it may hereafter be amended, modified, supplemented or restated from time to time, the "Credit Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

B. Pursuant to the Credit Agreement, the Lender has made Loans to the borrower secured by all of the Collateral.

C. To induce the Lender to enter into the Credit Agreement and make
Loans to the Borrower thereunder, the Guarantor executed and delivered to the Lender a Guaranty and Suretyship Agreement, dated as of August 15, 1995, by which the Guarantor unconditionally guaranteed to the Lender the payment and performance of all of the Loans and other Obligations owing from time to time by the Borrower to the Lender.

D. The Revolving Credit Maturity Date is November 9, 2001, on which date all of the Loans and other Obligations owing to the Lender are due and payable in full. The Borrower and the Guarantor have advised the Lender that they will be unable to pay the Loans and the other Obligations in full on that date and that they intend to develop a plan to effect an orderly sale, disposition and collection of their assets to the extent necessary to pay all of the Loans and other Obligations in full.

E. The Borrower and the Guarantor are of the opinion that such an orderly sale, disposition and collection or their respective assets will maximize the value thereof and is in the best interests of the Borrower, the Guarantor and their creditors and shareholders. The Borrower and the Guarantor have requested that the Lender forbear from exercising remedies of suit, repossession and foreclosure otherwise available to the Lender under the Credit Agreement and the other Loan Documents, and continue making Revolving Credit Loans to the Borrower under the Credit Agreement, in order to afford the Borrower and the Guarantor an opportunity to pay all of the Obligations owing to the Lender by an orderly sale, disposition and collection of their assets and to maximize the value of such assets.

F. Upon the terms and subject to the conditions hereof, the Lender is willing for a limited period of time to (i) forbear from exercising remedies of suit, repossession and foreclosure available to it in consequence of the failure of the Borrower and the Guarantor to pay in full the Loans and other Obligations on the Revolving Credit Maturity Date, and (ii) continue making Revolving Credit Loans to the Borrower under the Credit Agreement as amended hereby.

                              STATEMENT OF AGREEMENT

	NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                 ARTICLE I

          FORBEARANCE; CONTINUED MAKING OF REVOLVING CREDIT LOANS; FORBEARANCE CONDITIONS; AMENDMENTS TO CREDIT AGREEMENT

1.1. Definitions.  In addition to the terms defined in the Credit
Agreement and elsewhere in this Agreement, the following terms shall have the following meanings for the purposes of this Agreement:

	"Availability" shall mean, at any date of determination thereof, the Borrowing Base at such date less the balance of the Revolving Credit Loans then outstanding.

	"Beginning Calculation Date" shall mean Monday, November 12, 2001.

	"Budget" shall mean the weekly budget set forth on Exhibit A attached hereto, as such budget may be amended from time by time by written approval of the Lender, setting forth those reasonable and necessary expenses to be incurred by the Borrower and the Guarantor during the period set forth therein for the collection of their outstanding accounts and for the sale, liquidation or other disposition of all of their assets and the application thereof to the Obligations in accordance with the terms of this Agreement and the Loan Documents, and including not only budgeted cash expenditures, but also projected amounts of sales, collections and Availability.

	"Specified Events of Default" shall mean the following Events of Default under the Credit Agreement: (i) the failure of the Borrower to pay the Loans and the Obligations in full on the Revolving Credit Maturity Date of November
3, 2001; and (ii) the failure of the Borrower and the Guarantor to comply with any of the financial covenants set forth in Section 6.01 of the Credit
Agreement

	"Forbearance Conditions" shall mean the conditions to forbearance set forth in Section 1.4 hereof.

	"Forbearance Termination Date" shall mean January 31, 2002, or such later date as the Borrower and the Guarantor shall request and the Lender, in the exercise of its sole and unfettered discretion, may agree in writing.

1.2. Agreement to Forbear. If and for so long as each of the Forbearance Conditions is satisfied, the Lender agrees that it will not, solely by reason of the existence or occurrence of the Specified Events of Default, exercise any default remedy available to the Lender under the Credit Agreement or any of the other Loan Documents to enforce collection from the Borrower or the Guarantor of any of the Obligations or to foreclose upon the Lender's Liens in any of the Collateral during the period from the date hereof through the Forbearance Termination Date. Neither this Agreement nor the Lender's forbearance hereunder shall be deemed to be a waiver of or a consent to any of the Specified Events of Default.

1.3. Additional Revolving Credit Loans. If and for so long as each of the Forbearance Conditions is satisfied, the Lender agrees to continue to make Revolving Credit Loans to the Borrower under the Credit Agreement, provided that (a) the requested Revolving Credit Loan, when added to the balance of all other Revolving Credit Loans then outstanding, does not exceed either the Revolving Credit Committed Amount or the Borrowing Base at such time, (b) the proceeds of the Revolving Credit Loan shall be used solely for the payment of those expenses which are expressly set forth in the Budget, and (c) the Lender agrees, in the exercise of its sole discretion, to make the requested Revolving Credit Loan. Each such additional Revolving Credit Loan which the Lender elects to make to the Borrower shall be payable according to the terms of, and at the interest rate set forth in, the Credit Agreement, and shall be secured by all of the Collateral.

1.4. Conditions to Forbearance. The following conditions shall constitute Forbearance Conditions, the satisfaction of each and every one of which shall be a condition to the agreement of the Lender to forbear as set forth in Section 1.2 hereof and to continue to make additional Revolving Credit Loans to the Borrower as set forth in Section 1.3 hereof:

(a) The Borrower and the Guarantor shall each duly and punctually observe, perform and discharge each and every obligation and covenant on its part to be performed under this Agreement, the Credit Agreement and the other Loan Documents, except for those covenants giving rise to the Specified Events of Default, including, without limitation, the continued maintenance of the Lockbox into which all proceeds of the Collateral shall be sent by the Borrower and the Guarantor immediately upon receipt for deposit to the Cash Collateral Account and application to the Obligations as required by Section
2.05 of the Credit Agreement;

(b) No Default or Event of Default shall occur or exist other than the Specified Events of Default;

(c) The Borrower and the Guarantor shall each promptly pay as and when due and payable all taxes on its income, properties or profits, all sales taxes and all employment taxes;

	(d)	The Borrower shall make all payments of principal, interest, fees or other amounts owing under the Credit Agreement and the other Loan Documents on the respective due dates thereof;

(e) The unpaid balance of the Revolving Credit Loans outstanding at anytime shall not exceed either the Revolving Credit Committed Amount or the Borrowing Base at such time, nor shall Availability at any time be less than $1.00;

(f) There shall not occur any event or condition which the Lender, in good faith, determines constitutes a material adverse change in the financial condition, results of operations or business prospects of the Borrower, the Guarantor or the Collateral, or which the Lender determines materially and adversely affects the ability of the Borrower or the Guarantor to have paid and performed in full all of the Obligations no later than the Forbearance Termination Date;

(g) The cash expenditures made by the Borrower and the Guarantor for any period of two (2) consecutive weeks, beginning with the week of the Beginning Calculation Date, shall not exceed one hundred ten percent (110%) of the aggregate amount of the cash expenditures budgeted for such two (2) weeks as set forth in the Budget;

(h) The Borrower and the Guarantor shall permit an auditor employed by the Lender to be on the Borrower's and the Guarantor's premises and allow such auditor to have access to all of the Collateral and all of the Borrower's and the Guarantor's books and records relating thereto for the purposes of reviewing such books and records and for verifying, testing, protecting, safeguarding or preserving of all or any part of the Collateral. The Borrower and the Guarantor shall pay to the Lender a fee of $650 for each day or part thereof spent by such auditor in the Borrower's and the Guarantor's premises plus reasonable and necessary expenses of the auditor;

(i) The Borrower shall employ and utilize, at all times from the date hereof through and including the Forbearance Termination Date, and pay all of the fees and expenses of, a liquidation consultant (the "Liquidation Consultant"), selected by the Borrower and reasonably acceptable to the Lender, with industry expertise to assist the Borrower and the Guarantor with, among other things, the orderly sale, liquidation and disposition of their respective assets and properties. The Liquidation Consultant shall continue to be employed by the Borrower and the Guarantor at all times unless the employment of the Liquidation Consultant is terminated by the Borrower and the Guarantor solely on account of the Liquidation Consultant's willful misconduct or for other good cause, in which event the Borrower and the Guarantor shall promptly notify the Lender in writing and promptly employ a replacement Liquidation Consultant reasonably acceptable to the Lender;

(j) Neither the Borrower nor the Guarantor shall return any of its inventory to a supplier or vendor thereof, or any other Person, for credit against future purchases or then existing payables;

(k) All of the Loans and the other Obligations owing to the Lender are paid and satisfied in full on or before the Forbearance Termination Date;

(l)	(The Borrower and the Guarantor shall each use their respective best efforts to sell, dispose of and otherwise collect Collateral for the best obtainable prices in order that the Loans and the other Obligations owing to the Lender are paid and satisfied in full no later than the Forbearance Termination Date. Notwithstanding the foregoing, neither the Borrower nor the Guarantor shall:

	(i)	sell or otherwise dispose of any Inventory to any purchaser unless such sale is (i) pursuant to a firm purchase order from a purchaser deemed creditworthy by the Borrower and the Liquidation Consultant in the exercise of their reasonable business judgment, (ii) at a price equal to at least seventy-five percent (75%) of the book value of such Inventory, and (iii) on the Borrower's usual and customary payment terms for such Inventory;

	(ii)	sell or otherwise dispose of any Equipment or other to any
purchaser except for prices and upon payment terms approved in advance by the Lender; or

	(iii)	grant any discounts or otherwise compromise or settle any
Accounts of the Borrower or the Guarantor;

	(m)	The Borrower and the Guarantor shall not pay any severance or termination pay, stay bonus, or any other kind of compensation to any of its employees except for the usual and customary payroll and payroll related expenses that the Borrower and the Guarantor have paid before the date of this Agreement;

(n) The Borrower and the Guarantor shall notify the Lender immediately upon the Borrower's or the Guarantor's learning of the commencement of any litigation affecting the Borrower, the Guarantor or the Collateral and shall send the Lender copies of any such suits and other pleadings related thereto;

(o) The Borrower shall cause the Liquidation Consultant to provide to the Lender, on each Business Day by email, an actual report of each of the items set forth in the Budget for such Business Day, showing the variances (both positive and negative) from the Budget on both a rolling two (2) week basis and a cumulative basis from the Beginning Calculation Date; and

(p) The Borrower shall furnish to the Lender: (i) on a daily basis, a certificate on a form acceptable to the Lender of daily sales, credits issued, collections received, and expenditures made, and (ii) on a weekly basis, inventory certifications which shall include a breakdown of the amount of inventory by type (raw materials, work-in-process and finished goods), by location, and identification of write-offs and write-downs.

	In the event that one or more of the Forbearance Conditions is not satisfied, and the failure of the Borrower and the Guarantor to satisfy each of the Forbearance Conditions has not been waived in writing by the Lender, the Lender's agreement to forbear as set forth in Section 1.2 hereof and the Lender's agreement to continue to make Revolving Credit Loans to the Borrower as set forth in Section 1.3 hereof shall forthwith terminate and the Lender shall thereupon have and may exercise from time to time all remedies available under the Credit Agreement and the other Loan Documents as a consequence of an Event of Default, including without limitation, the Existing Events of Default.

	1.5	Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

	(a)	The definition of "Revolving Credit Committed Amount" in
Article 1 of the Credit Agreement is deleted and replaced with the following:

"Revolving Credit Committed Amount" shall mean, at any date of determination thereof, the amount set forth below corresponding to such date:

      Date							  Amount
November 9, 2001 - November 23, 2001		$3,100,000
November 24, 2001 - November 30, 2001		$2,900,000
December 1, 2001 - December 7, 2001			$2,800,000
December 8, 2001 - December 14, 2001		$2,550,000
December 15, 2001 - December 21, 2001		$2,400,000
December 22, 2001 - December 28, 2001		$2,200,000
December 29, 2001 - January 4, 2001			$2,000,000
January 5, 2002 - January 11, 2002			$1,750,000
January 12, 2002 - January 18, 2002		$1,500,000
January 19, 2001 - January 25, 2002		$1,000,000
January 26, 2002 - January 30, 2002		$700,000"

(b)	The commitment of the Lender to issue L/C's requested by the Borrower as set forth in Section 2.03(a) of the Credit Agreement is hereby terminated and the Borrower shall not hereafter request, nor shall the Lender have any obligation to issue, any further L/C's.

1.6 Non-Waiver of Specified Events of Default.  Neither this
Agreement, nor the Lender's forbearance hereunder nor the Lender's continued making of Revolving Credit Loans to the Borrower shall be deemed a waiver of or consent to the Specified Events of Default or any other Event of Default that may exist on the date of this Agreement or may hereafter occur.
Each of the Borrower and the Guarantor agrees that any such Events of Default shall not be deemed to have been waived, released or cured by virtue of such Revolving Credit Loans, the Lender's agreement to forbear pursuant to the terms hereof or the execution of this Agreement.

                                   ARTICLE II

ACKNOWLEDGMENTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES

	The Borrower and the Guarantor each hereby acknowledges, agrees, represents and warrants to and with the Lender that:

2.1 Compliance with the Credit Agreement. As of the execution of this Agreement, the Borrower and the Guarantor are each in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents to be observed or performed by it, except where the failure has been waived in writing by the Lender and except for the Specified Events of Default.

2.2 Representations in Credit Agreement. The representations and warranties of the Borrower and the Guarantor set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date of this Agreement except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired and except for the Specified Events of Default.

2.3 Events of Default. No Default or Event of Default exists except for the Specified Events of Default. The Specified Events of Default currently exist and have not been waived by the Lender.

2.4 Balances of Loans. As of the close of business on November 8, 2001, the aggregate principal balance of all of the Revolving Credit Loans outstanding under the Credit Agreement was in the sum of $2,730,168.14.

2.5 No Offsets.  The Loans owing by the Borrower under the Credit
Agreement and as described in Section 2.4 above are absolutely due and owing by the Borrower to the Lender without any defenses, deductions, offsets or counterclaims.

	2.6	Enforceability of Loan Documents.	The Credit Agreement and the
other Loan Documents executed by the Borrower and the Guarantor are the legal, valid and binding obligation of the Borrower and the Guarantor, enforceable against the Borrower and the Guarantor in accordance with their respective terms without any defenses, deductions, offsets or counterclaims.

	2.7	Liens.  The Liens granted by the Borrower and the Guarantor to the
Lender in all of the Collateral are duly perfected first priority Liens therein as security for all of the Obligations owing to the Lender subject only to Permitted Liens.

	2.8	No Waiver.	Neither the entering into of this Agreement by the
Lender nor any other previous action or inaction on the part of the Lender constitutes or shall be deemed to constitute a waiver of or consent to any past, present or future Default or Event of Default, including, without limitation, the Specified Events of Default.

	2.9	No Duress.	Each of the Borrower and the Guarantor is entering
into this Agreement freely and voluntarily with the advice of legal counsel of its own choosing, and each has freely and voluntarily agreed to the releases, waivers and undertakings set forth in this Agreement.

                                    ARTICLE III

                	REAFFIRMATION OF LOAN DOCUMENTS; RELEASES

	3.1 Reaffirmation of Loan Documents. The Borrower and the Guarantor each hereby ratify and reaffirm the validity, legality and enforceability of each of the Loan Documents and agree that each of the Loan Documents is and shall remain in full force and effect until all of the Revolving Credit Loans and the other Obligations have been paid and satisfied in full and the Credit Agreement and the other Loan Documents have been terminated in writing.

	3.2	Release of Claims.  TO INDUCE THE LENDER TO ENTER INTO THIS
AGREEMENT, THE BORROWER AND THE GUARANTOR EACH HEREBY RELEASES,
ACQUITS AND FOREVER DISCHARGES THE LENDER AND ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT
LAW OR IN EQUITY, THAT EITHER OF THEM NOW HAS OR EVER HAD AGAINST THE LENDER ARISING UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR OTHERWISE.

                                 ARTICLE IV

                                  GENERAL

	4.1	Relationship of Parties.  Nothing in this Agreement shall be construed to change or alter the existing debtor-creditor relationship between the Borrower and the Guarantor, on the one hand, and the Lender, on the other hand. This Agreement is not intended, nor shall it be construed, to create a partnership or joint venture relationship between any of the parties hereto.

	4.2	Applicable Law.  This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law principles.

	4.3	Entire Agreement.  This Agreement, the Credit Agreement and the
other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof. This Agreement may not be modified, altered or amended except by agreement in writing signed by all of the parties hereto.

	4.4	No Novation, etc.  This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and, except as otherwise expressly stated herein, the Credit Agreement and the other Loan Documents remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of the Credit Agreement or the other
Loan Documents, the parties agree that the terms of each of the Credit
Agreement and the other Loan Documents shall be strictly adhered to on and after the date hereof, except as expressly modified by this Agreement.

	4.5	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

4.6 Expenses. The Borrower shall pay and reimburse the Lender for all reasonable legal fees and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Agreement, including reasonable fees and expenses of the Lender's counsel. At the Lender's option, such fees and expenses to be paid or reimbursed by the Borrower to the Lender shall be added to the unpaid principal balance of the Revolving Credit Loans and shall be secured, bear interest and be payable in the same manner as any other Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement.

4.7 Headings. The headings in this Agreement are for the purpose of reference only and shall not affect the construction of this Agreement.

4.8 Severability. The provisions of this Agreement shall be severable and the illegibility, unenforceability or invalidity of any provision of this Agreement shall not affect or impair the remaining provisions hereof, and each provision of this Agreement shall be construed to be valid and enforceable to the fullest extent permitted by law.

4.9 Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Notice of acceptance hereof by the Lender is hereby waived by the Borrower and the Guarantor. Time is of the essence of this Agreement.

	4.10	Waiver of Jury Trial.  THE PARTIES HERETO WAIVE, TO THE FULLEST
EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY
ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF
OR RELATING TO THE CREDIT AGREEMENT, THIS AGREEMENT, THE OTHER LOAN
DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.


[Signatures Begin on the Next Page]



	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

						Borrower:

						B.B. WALKER COMPANY


						By:___________________________________
							Kent T. Anderson, President

						Guarantor:

						BENDER SHOE COMPANY


						By:__________________________________
							Kent T. Anderson, President

						Lender:

                                    STANDARD FEDERAL BANK NATIONAL
                                    ASSOCIATION (f/k/a Michigan National Bank), as successor in interest to Mellon Bank, N.A. successor in interest to Mellon
                                    Bank, N.A.

						By: LASALLE BUSINESS CREDIT, INC.,
							Its agent

						By:____________________________________
								Authorized Signatory



EXHIBIT A
TO
LIQUIDATION AND FORBEARANCE AGREEMENT

Budget Attached


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